SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Exhibit 10.8

Amendment to Terminaling Services Agreement dated as of March 1, 2014 by and between Center Point Terminal Company, LLC and Enjet, LLC

AMENDMENT TO TERMINALING SERVICES AGREEMENT

(March 1, 2014)

This Amendment is made effective the 1st day of March, 2014 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”), and Enjet, LLC, a Texas limited liability company (“Customer”).

RECITALS

A.            Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013 (the “Agreement”), which Agreement provides for the storage and handling of residual petroleum products as specified therein at the Terminal Facilities.

B.            Terminal and Customer desire to amend the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.            Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2.            Amendments.

2.1.            Additional Storage at the Baton Rouge, Louisiana Terminal Facility. Terminal agrees to reserve for Customer at the Baton Rouge Terminal Facility dedicated storage in Tank 1902, said tank having a gross shell capacity of 185,816 barrels.

2.2.            Term. The initial term with respect to the reservation of Tank 1902 shall commence on March 1, 2014 and expire on February 28, 2015. The initial term shall automatically renew for successive one year terms after the end of the initial term unless either party notifies the other party in writing at least forty five (45) days prior to expiration of the initial term or the then current renewal term, as applicable, of its intent to cancel this agreement with respect to the reservation of Tank 1902 at the Baton Rouge Terminal Facility, in which event this agreement for reservation of Tank 1902 at the Baton Rouge Terminal Facility will terminate at the end of such initial term or such renewal term, as applicable.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

2.3.            Charges. Customer agrees to pay to Terminal the per barrel storage rate of $[**] multiplied by the gross shell capacity of Tank 1902 on a monthly basis. Customer’s Stipulated Volumes will be increased by the gross shell capacity of Tank 1902 as shown on the First Amended Schedule A and the First Amended Schedule C attached hereto and incorporated herein by this reference.

3.            No Other Modifications. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By:
Name:
Title:

ENJET, LLC

By:
Name:
Title:

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

FIRST AMENDED SCHEDULE A

STORAGE FEES PER BARREL

	Baton Rouge[8]	Galveston[9]

Light Petroleum Products	N/A	N/A
Residual Petroleum Products		[**]
Tank 2005	$[**]	N/A
Tank 110-08	$[**]	N/A
Tank 110-09	$[**]	N/A
Tank 110-11	$[**]	N/A
Tank 1901	$[**]	N/A
Tank 1902	$[**]	N/A
Additional tank less than 125,000 bbls	$[**]	[**]
Additional tank greater than 125,000 bbls	$[**]	[**]

8 Baton Rouge, LA terminal: Excess Storage Fees will be charged at [**] per barrel, subject to inflation adjustments.

9 Galveston, TX terminal: Excess Storage Fees will be charged at $[**] per barrel, subject to inflation adjustments.

* Terminal reserves the right to substitute tanks, in Terminal’s sole discretion.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

FIRST AMENDED SCHEDULE C

STIPULATED VOLUMES

		Initial Contract Term
Terminal	Stipulated Volume (barrels)	(estimated commencement
		8-14-13)
Baton Rouge	711,032	5 Years
Baton Rouge	185,816	1 Year (commencing 3-1-14)
Galveston	439,900	5 Years
Total Stipulated Volumes	1,336,748